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                                                                   EXHIBIT 23.10

                                    CONSENT

    I hereby consent to being named as a person chosen to become a director of First Empire State Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 9, 1998.

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
                                                 /s/ JOHN L. VENSEL
                                     -----------------------------------------
                                                   John L. Vensel
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